Exhibit 10.51
FOURTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
This Fourth Amendment (this “Amendment”) to the Executive Employment Agreement (the “Agreement”) by and between Reuven Spiegel (the “Executive”) and DELEK US HOLDINGS, INC. (the “Company”) which was effective as of August 1, 2020, as amended by that certain First Amendment dated as of March 1, 2023, that certain Second Amendment dated as of March 1, 2025, and that certain Third Amendment dated as of March 1, 2025, is hereby entered into by the Company and the Executive to be effective February 24, 2026 (the “Amendment Date”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

WHEREAS, the Executive and the Company wish to enter into this Amendment in order to modify the terms of Executive’s service with the Company.

NOW, THEREFORE, in consideration of the foregoing, effective as of the Effective Date, the Agreement is hereby amended as follows:

1.Paragraph 1 is hereby deleted in its entirety and replaced with the following:

(a)Term. The term of this Agreement (the “Term”) shall commence upon the Effective Date and expire on June 30, 2026 unless terminated earlier as provided for herein.

2.Except as expressly modified by this Amendment, all terms, conditions and covenants in the Agreement shall remain in full force and effect.

[Remainder of Page Intentionally Blank; Signature Page Follows]

In witness whereof, the parties have executed this Agreement as of the date set forth above. COMPANY: DELEK US HOLDINGS, INC.
/s/ Sam Eljaouhari________________________     /s/ Reuven Spiegel
By: Sam Eljaouhari    By: Reuven Spiegel
Title: EVP, CHRO